Rule 497(d)


                                    FT 8668
             Cboe Vest Large Cap Deep Buffered Portfolio, Series 2

                          Supplement to the Prospectus

   Notwithstanding anything to the contrary in the Prospectus, the minimum number of Units tendered by broker/dealers to receive an in-kind distribution of Securities shall be 5,592 Units (and in increments of 2,796 Units above such amount), or such other number of Units as determined by the Sponsor which will result in a pro rata distribution of whole shares of Securities.

June 25, 2020